Debt and Commitments	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt and Commitments

15. DEBT AND COMMITMENTS

[a]	The Company’s long-term debt, which is substantially uncollateralized, consists of the following:

	2013	2012

Bank term debt at a weighted average interest rate of approximately 6.3% [2012 – 8.0%], denominated primarily in Chinese renminbi and Brazilian real	$239	$268
Government loans at a weighted average interest rate of approximately 5.9% [2012 – 5.4%], denominated primarily in Brazilian real and euros	26	15
Other	67	78

	332	361
Less due within one year	230	249

	$102	$112

[b]	Future principal repayments on long-term debt are estimated to be as follows:

2014	$230
2015	39
2016	22
2017	15
2018	18
Thereafter	8

$332

[c]	On June 20, 2013, the Company amended its previous $2.25 billion revolving credit facility to become a five year facility with a maturity of June 20, 2018. The facility now includes a $200 million Asian tranche, a $50 million Mexican tranche and a tranche for Canada, U.S. and Europe, which is fully transferable between jurisdictions and can be drawn in U.S. dollars, Canadian dollars or euros.

[d]	Interest expense (income), net includes:

	2013	2012	2011

Interest expense
Current	$26	$27	$16
Long-term	8	7	3

	34	34	19
Interest income	(18)	(18)	(25)

Interest expense (income), net	$16	$16	$(6)

[e]	Interest paid in cash was $32 million for the year ended December 31, 2013 [2012 - $32 million; 2011 - $19 million].

[f]	At December 31, 2013, the Company had commitments under operating leases requiring annual rental payments as follows:

Total

2014	$343
2015	303
2016	273
2017	240
2018	157
Thereafter	402

$1,718

Prior to June 30, 2011, MI Developments Inc. [“MID”] was a considered a related party. In the normal course of business, Magna leases various land and buildings from MID under operating lease agreements, which were effected on normal commercial terms. The leases were measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties. Lease expense related to MID for 2011 was $166 million.

[g]	The Company has agreements with Mr. Stronach and certain affiliated entities for the provision of business development, consulting and other business services. The cost of these agreements is measured at the exchange amount. The court-approved plan of arrangement in which the Company’s dual-class share structure was collapsed, set a termination date of December 31, 2014 with a declining fee schedule for the consulting, business development and business services agreements. The aggregate amount expensed under these agreements with respect to the year ended December 31, 2013 was $52 million [2012 - $47 million; 2011 - $38 million].